SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

August 11, 2005

UNICORP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	2-73389	75-1764386
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1117 Herkimer Street, Suite 110, Houston, TX	77008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(713) 802-2944

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

Standby Equity Distribution Agreement

On August 8, 2005, Unicorp Incorporated (the “Company”), entered into a Standby Equity Distribution Agreement (the “SEDA”) with Cornell Capital Partners, LP (“Cornell”). Pursuant to the SEDA, the Company may, at its discretion, periodically sell to Cornell shares of common stock, par value $0.001 per share (the “Common Stock”) for a total purchase price of up to Ten Million Dollars ($10,000,000).  For each share of common stock purchased under the SEDA, Cornell will pay the Company ninety-six percent (96%) of the lowest closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the principal market or if the Common Stock is not traded on a principal market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. Cornell will also retain five percent (5%) of each advance under the SEDA. Cornell’s obligation to purchase shares of the Company’s common stock under the SEDA is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the SEDA and is limited to Two Million Dollars ($2,000,000) per five business days.

Item 3.02. Unregistered Sales of Equity Securities.

Standby Equity Distribution Agreement

On August 8, 2005, in connection with the SEDA, Cornell received a commitment fee of 322,222 shares of Common Stock in an amount equal to Three Hundred Thousand Dollars ($300,000).

On August 8, 2005, the Company issued to Monitor Capital Inc. 11,111 shares of Common Stock under the Placement Agent Agreement in connection with the SEDA.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description

Exhibit	Description	Location
Exhibit 99.1	Standby Equity Distribution Agreement, dated as of August 8, 2005, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.2	Registration Rights Agreement, dated as of August 8, 2005, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.3	Placement Agent Agreement, dated as of August 8, 2005, by and between the Company, Cornell Capital Partners, LP and Monitor Capital Inc., as placement agent	Provided herewith
Exhibit 99.4	Escrow Agreement, dated as of August 8, 2005, by and between the Company, Cornell Capital Partners, LP and David Gonzalez, Esq., as escrow agent pursuant to the Standby Equity Distribution Agreement	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICORP INCORPORATED

Date: August 11, 2005	By:	/s/ Kevan M. Casey
Kevan M. Casey Chief Executive Officer